Exhibit 10.27

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is by and between VI ACQUISITION CORP., a Delaware corporation (the “Company”) and KENNETH L. KEYMER (“Keymer”).

RECITALS

A.            Pursuant to the terms of a Management Agreement between the Company and Keymer dated of even date herewith (the “Management Agreement”), Keymer is acquiring from the Company 2,901 shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Common Stock”).

B.            The Company requires execution of this Joinder Agreement as a condition to the sale of the shares under the Management Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1.             Registration Rights Agreement

a.             Keymer is hereby made a party to the Registration Rights Agreement dated as of June 13, 2003 by and among the Company and the other parties thereto (the “Registration Rights Agreement”) in the capacity of an “Stockholder” (as such term is defined in the Registration Rights Agreement), and Keymer hereby agrees to be bound by all of the terms and conditions set forth in the Registration Rights Agreement applicable to Keymer as an Stockholder, as to all shares purchased under the Management Agreement.

b.             Keymer shall execute a signature page to the Registration Rights Agreement in the form attached hereto as Schedule 1.b., which signature page shall be attached to and made a part of the Registration Rights Agreement.

c.             The Schedule of Security Holders to the Registration Rights Agreement shall be amended to add Keymer as an Stockholder thereto.

2.             Stockholders Agreement

a.             Keymer is hereby made a party to the Stockholders Agreement dated as of June 13, 2003 by and among the Company and the other parties thereto (the “Stockholders Agreement”) in the capacity of a “Stockholder” (as such term is defined in the Stockholders Agreement), and Keymer hereby agrees to be bound by all of the terms and conditions set forth in the Stockholders Agreement applicable to him as a Stockholder, as to all shares purchased under the Management Agreement.

b.             Keymer shall execute a signature page to the Stockholders Agreement in the form attached hereto as Schedule 2, which signature page shall be attached to and made a part of the Stockholders Agreement.

3.             The Agreement is binding upon the parties hereto and their permitted successors and assigns.

4.             This Agreement may be executed in one or more counterparts, and by facsimile signature, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

5.             This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the 6th day of September, 2005.

Company:

VI ACQUISITION CORP.

By:	/s/ Debra Koenig	/s/ Kenneth Keymer
Its:	Debra Koenig, President	KENNETH L. KEYMER

2

SCHEDULE 1.b.

/s/ Kenneth Keymer
KENNETH L. KEYMER

VI Acquisition Corp.

Registration Rights Agreement

Joinder Signature Page

VI Acquisition Corp.

Stockholders Agreement

Schedule of Security Holders

SCHEDULE 2

/s/ Kenneth Keymer
KENNETH L. KEYMER

VI Acquisition Corp.

Stockholders Agreement

Joinder Signature Page